UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.
On May 7, 2024, Ernst & Young LLP (“EY”) advised CorEnergy Infrastructure Trust, Inc. (the "Company”) that EY was declining to stand for re-election as the Company's independent registered public accounting firm for the year ending December 31, 2024. Such declination to stand for re-election will become effective upon completion of services related to the audit of the Company's consolidated financial statements to be included in the Company's Form 10-K as of and for the year ended December 31, 2023, and the issuance of their report thereon.

EY's audit reports on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to reference to the subject matter of the disagreements in its reports, and (ii) no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, except for the communication by EY of a material weakness in the financial statement close process, which was disclosed under Part II, Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and Part I, Item 4 of the Company's Quarterly Reports on Form 10-Q for the periods ending March 31, 2023, June 30, 2023 and September 30, 2023.

The Company provided EY with a copy of this disclosure before its filing with the Securities and Exchange Commission (“SEC”). The Company requested that EY provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from EY is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP dated May 10, 2024.
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: May 10, 2024	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer